Annual Shareholder Meeting

May 5, 2009

SHENANDOAH

TELECOMMUNICATIONS

COMPANY

Exhibit 99.1

Annual Shareholder Meeting

May 5, 2009

SHENANDOAH

TELECOMMUNICATIONS

COMPANY

Chris French - CEO

Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,”
“could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties.  These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the
Company’s expectations and projections.  Important factors that could cause actual results to differ materially from such forward-looking statements  include, without limitation, risks related to the following:

Increasing competition in the communications industry; and

A complex and uncertain regulatory environment.

A further list and description of these risks, uncertainties and other factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31,
2008. Copies of this Form 10-K, as well as subsequent filings, are available online at
www.sec.gov, www.shentel.com or on request from the Company.  The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effectors of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors.  Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund
continued growth.   Shentel also uses these financial performance measures to evaluate the performance of its business and for budget planning purposes.

0.27

0.80

18.8

36.7

130.4

2007

          11.1

         0.30

Cash Dividend Per Share

          30.0

         1.04

Earnings Per Share

          29.8

         24.4

Total Net Income

          24.4

         45.6

Operating Income

          10.8

144.4

Revenues

Percent
Change

2008

Comparative Results

(in millions, except per share amounts)

SHENTEL

2004
2005
2006
2007
2008
0.0
(1.5)
(3.0)
(4.5)
(6.0)
(7.5)
(9.0)
Operating Loss
Depreciation & Amortization Not Booked

Converged Services Operating Losses

in millions

Converged Services and the Triple Play

Business Case for Converged Services

Bundled service provider focused on small/medium
markets in the Mid-Atlantic and southeast

Core competence of Triple Play offering: voice, video
and data

Differentiate service based on tailored offerings,
service quality and excellent customer service

Franchised Cable Model (MSO)

Triple play bundle with opportunity for integrated
services in the future

Local community focus – excellent customer service
and local content

Wireless Capital Expenditures

in millions

North River Telephone Cooperative

Proximity to Shentel
LEC territory

Existing Shentel
fiber south of
Harrisonburg

1,000 access lines

Upgrade to offer
DSL service to all
customers

SHENTEL

30.00
25.00
20.00
15.00
10.00
5.00
0.00
SHEN Closing Price
Nasdaq
Dec-01
Apr-02
Aug-02
Dec-02
Apr-03
Aug-03
Dec-03
Apr-04
Aug-04
Dec-04
Apr-05
Aug-05
Dec-05
Apr-06
Aug-06
Dec-06
Apr-07
Aug-07
Dec-07
Apr-08

Long-Term Stock Performance

December 2001 – April 2008

SHENTEL

SHEN Closing Price
Nasdaq
30.00
25.00
20.00
15.00
10.00
5.00
0.00
Dec-01
Apr-02
Aug-02
Dec-02
Apr-03
Aug-03
Dec-03
Apr-04
Aug-04
Dec-04
Apr-05
Aug-05
Dec-05
Apr-06
Aug-06
Dec-06
Apr-07
Aug-07
Dec-07
Apr-08
Aug-08
Dec-08
Apr-09

Long-Term Stock Performance

December 2001 – April 2009

SHENTEL

SHENANDOAH TELECOMMUNICATIONS COMPANY
NASDAQ TELECOMMUNICATIONS INDEX
NASDAQ U.S. INDEX
400
350
300
250
200
150
100
50
0
2003
2004
2005
2006
2007
2008

Total Return - 5 Years

Annual Shareholder Meeting

May 5, 2009

SHENANDOAH

TELECOMMUNICATIONS

COMPANY

Adele Skolits - CFO

SHENTEL

Up 24%
$1.04
$0.77
$0.80
$0.44
$0.46
2004
2005
2006
2007
2008

Earnings Per Share – Net Income

1

1 EPS and Fully Diluted EPS include $0.27 per share as a result of the one time gain related to the liquidation of the Rural Telephone Bank

$0.27

$0.50

SHENTEL

$1.12
$0.89
$0.94
$0.44
$0.47
2004
2005
2006
2007
2008

Earnings Per Share – Continuing Operations

1

1 EPS and Fully Diluted EPS include $0.27 per share as a result of the one time gain related to the liquidation of the Rural Telephone Bank

Up 26%

$0.27

$0.62

$0.14
$0.15
$0.25
$0.27
$0.30
2004
2005
2006
2007
2008

Key Financial Results – Dividends per Share

$0.09

$0.16

Special

SHENTEL

$175
$150
$125
$100
$75
$50
$25
$0
$120.3
$136.8
$158.9
$130.4
$144.4
2004
2005
2006
2007
2008

Annual Financial Results – Revenues

in millions

PCS

Other

SHENTEL

$140
$120
$100
$80
$60
$40
$20
$0
$102.1
$117.2
$133.2
$93.7
$98.8
2004
2005
2006
2007
2008

Annual Financial Results – Operating Expenses

in millions

PCS

Other

$50
$40
$30
$20
$10
$0
$18.2
$19.6
$25.7
$36.7
$45.6
2004
2005
2006
2007
2008

Key Financial Results – Operating Income

in millions

PCS

Other

Cash Flows

in millions

                                                                                                                                                               2007        2008                 Change

Net Cash from Operations             $43.7                        $50.1                           $6.4

Capital Expenditures                                     ($29.1)                     ($65.5)              ($36.4)

Cable TV Acquisition                                                                                                 ($10.9)              ($10.9)

Borrowings                                                                                                                                                          $23.7                       $23.7

Debt Repayments                                                      ($4.1)                              ($4.2)                       ($0.1)

Dividends                                                                                                    ($5.8)         ($6.5)                        ($0.7)

Other                                                                                                                            ($0.9)          $1.3                                $2.2

Increase in Cash Balance                   $3.8                         ($12.0)               ($15.8)

$29.1
$0.2
$14.8
$14.1
$65.5
$0.4
$20.0
$45.1
$73.0
$23.8
$19.5
$29.6
2007
2008
2009E

Annual Capex

Wireless – PCS/Mobile

Wireline – Cable

Wireline - Other

First Quarter 2009 – Revenues

in millions

Operating Income (in millions)
Operating Margin
28.6%
30.3%
$9.6
$12.1
1Q 2008
1Q 2009

First Quarter 2009 – Operating Income

$5.5
$4.8
$6.2
($4.1)
Net Income - Continuing Operations
Net Income
1Q 2008
1Q 2009

First Quarter 2009 – Net Income

in millions

$0.23
$0.20
$0.26
($0.18)
EPS - Continuing Operations
EPS - Net Income
1Q 2008
1Q 2009

First Quarter 2009 – Earnings per Share

Annual Shareholder Meeting

May 5, 2009

SHENANDOAH

TELECOMMUNICATIONS

COMPANY

Earle MacKenzie - COO

Sale of Converged Services

Change in competitive environment

Regulatory issues

Difficulty of reaching scale

Shrinking video margins

Increasing internet capacity demand and
decreasing margins

SHENTEL

45.7
2.8
14.6
28.3
40.4
3.2
11.2
26.0
35.4
4.5
9.0
21.9
2006
2007
2008

Converged Services Users

in thousands

Data

Video

Voice

SHENTEL

$10.7
$1.3
$3.8
$5.2
$0.3
$11.2
$0.9
$4.5
$5.4
$0.4
$12.9
$0.8
$5.4
$6.2
$0.5
2006
2007
2008

Converged Services Revenues

in millions

Data

Video

Voice

SHENTEL

211,462
187,303
153,503
122,975
102,613
85,139
67,842
47,318
23,232
8,483
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

PCS Subscriber Growth

SHENTEL

Net Adds
Gross Adds
17.5
41.8
20.4
46.9
30.5
61.6
33.8
75.8
24.2
68.7
2004
2005
2006
2007
2008

Customer Additions

in thousands

1 Before credits and fees

14.9% CAGR

Gross Billed PCS Revenue1

in millions

SHENTEL

$134.2
$114.2
$6.9
$7.7
$11.1
$8.5
$80.1
$8.1
$9.0
$15.0
$9.9
$92.1
2007
2008

PCS Net Revenues

in millions

Up 19%

Bad Debt

Management Fee

Service Credits

Service Fee

Net Revenue

$55.61
$12.58
$43.03
2007
$55.98
$13.63
$42.35
2008

PCS Gross Billed Revenue per Subscriber1

1 Before credits and fees

Voice

Data

$6.7
$6.2
$5.3
$1.7
$2.2
$2.4
$3.6
$3.9
$4.3
2006
2007
2008

Tower Revenue

in millions

Towers                                                     113                                                                           115                                                                         118

Non-affiliate                                  151                                                                            167                                                                          183

leases

Non-affiliate

Affiliate

SHENTEL

$50
$40
$30
$20
$10
$0
$7.8
$14.1
$45.1
$29.6
2006
2007
2008
2009E

Capital Expenditures – Wireless

in millions

# Cell Sites                                                         332                          346                                                411                         478

% Covered POPs                                  77%                                                 79%                       85%                                               89%

# EVDO Sites                                                  0                                                         52                                                    211                          318

EVDO % Covered POPs         N/A                                                      27%                       86%                                                92%

Other

Capacity

Coverage

EVDO

Mobile

Why Large Increase in Wireless Construction?

Keep ahead of capacity requirements

Continue to roll out high speed data (EVDO)

Coverage issues in Central PA

Sprint

Our relationship is still positive but affiliates not
a priority

Significant staff reductions

Still losing customers but at a slower rate

Improved customer service indexes

Focusing on price advantage over Verizon and
AT&T

Playing defense rather than offense

Telephone Access Lines

in thousands

-0.7% CAGR

$30.5
$30.5
$30.7
$10.6
$10.7
$11.7
$12.5
$12.5
$12.1
$7.4
$7.3
$7.2
2006
2007
2008

Telephone Revenues1

in millions

1 Includes internal revenues

Local Subs

Access

Other

SHENTEL

DSL
Dial-up
6.6
9.9
8.1
7.5
10.0
5.2
2006
2007
2008

Internet Services Customers

in thousands

1

2

1 DSL only available within LEC area

2 Dial-up offered inside and outside the LEC area

$5.0
$5.4
$5.5
$2.8
$3.7
$4.3
$2.2
$1.7
$1.2
2006
2007
2008

Internet Services Revenues

in millions

DSL

1

Dial-up

2

1 DSL only available within LEC area

2 Dial-up offered inside and outside the LEC area

25.4
20.3
8.4
8.3
6.3
5.7
5.0
2.1
2.6
2006
2007
2008

Cable TV Subscribers

in thousands

1 Includes Rapid Communications acquisition – December 2008

1

Digital

Basic

Rapid Cable Acquisition

December 2008

Alleghany County Virginia and throughout West
Virginia

17,000 subscribers and 44,000 homes passed

$10,000,000 purchase price or $590 per
subscriber

$25,000,000 system upgrades primarily in
2009

Cable TV Overview

Complimentary (with LEC business)

Offensive positioning (Outside ILEC)

60,000 homes passed

One-way now, two-way in 2009/2010

Year end 2009 – HD, DVR, VOD, Internet, Voice

Annual Shareholder Meeting

May 5, 2009

SHENANDOAH

TELECOMMUNICATIONS

COMPANY

45